UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 3, 2004
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                          Premier Alliance Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                 000-50502                     20-0443575
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          (Commission File Number) (IRS Employer Identification Number)

                4521 Sharon Road, Suite 300, Charlotte, NC 28211
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                    (Address of Principal Executive Offices)

                                 (704) 521-8077
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              (Registrant's Telephone Number, Including Area Code)

                             Continuum Group C Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 3, 2004, Premier Alliance Group, Inc. (formerly known as Continuum Group C Inc.) (1) dismissed Marcum & Kliegman LLP ("M&K") as its independent accountant responsible for auditing its financial statements and (2) retained Scharf Pera & Co., PLLC ("Scharf Pera") as its new independent accountants.

     M&K's report on the financial statements of Premier Alliance Group (formerly known as Continuum Group C Inc.) for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports for each of the years ended December 31, 2002 and 2001 included an explanatory paragraph stating that the company was a development-stage company and had not yet begun operations nor raised any monies to fund such operations. These factors raised substantial doubt as to the company's ability to continue as a going concern.

     The decision to dismiss M&K and retain Scharf Pera was unanimously approved by Premier Alliance Group's board of directors.

     From the date of the last audited financial statements through the date of resignation, Premier Alliance Group (formerly known as Continuum Group C Inc.) had no disagreements, whether or not resolved, with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved the M&K's satisfaction, would have caused M&K to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

     During the two most recent fiscal years of Premier Alliance Group (formerly known as Continuum Group C Inc.), Premier Alliance Group did not consult Scharf Pera regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Premier Alliance Group's financial statements.

     Premier Alliance Group provided M&K with a copy of this report. Attached as
Exhibit 16.1 is a copy of a letter from M&K agreeing with the statements made in this report.

ITEM 9            FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
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16.1              Letter dated December 6, 2004, from Marcum & Kliegman LLP to the Securities and Exchange Commission

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PREMIER ALLIANCE GROUP, INC.

Dated: December 6, 2004                     By:     /s/ Mark S. Elliott
                                                    ---------------------------
                                                    Mark S. Elliott, President